                                                                  EXECUTION COPY

                                                                     EXHIBIT 4.1

                                    INDENTURE

                                   ----------

                            Dated as of June 27, 2003

                                     between

                            FISERV, INC., as Issuer,

                                       and

                      BNY MIDWEST TRUST COMPANY, as Trustee

                                   ----------

                                3% Notes due 2008


                         RECONCILIATION AND TIE BETWEEN
                         THE TRUST INDENTURE ACT OF 1939
                                AND THE INDENTURE

             TRUST INDENTURE ACT SECTION              INDENTURE SECTION

Section 310  (a)(1).....................................     6.08
             (a)(2).....................................     6.08
             (b)........................................     6.08
Section 311  (b)(4).....................................     6.12
             (b)(6).....................................     6.12
Section 312  (a)........................................     7.01
             (b)........................................     7.02
             (c)........................................     7.02
Section 313  (a)........................................     7.03
             (b)(2).....................................     7.03
             (c)........................................     7.03
             (d)........................................     7.03
Section 314  (a)........................................     7.04
             (c)(1).....................................     1.02
             (c)(2).....................................     1.02
             (e)........................................     1.02
Section 315  (a)........................................     6.01(a)
             (b)........................................     6.02
             (c)........................................     6.01(b)
             (d)........................................     6.01(c)
             (e)........................................     5.15
Section 316  (a)(last sentence).........................     1.01
             (a)(1)(A)..................................     5.12
             (a)(1)(B)..................................     5.13
             (b)........................................     5.08
Section 317  (a)(1).....................................     5.03
             (a)(2).....................................     5.04
             (b)........................................    10.03
Section 318  (a)........................................     1.07

----------
     This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

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                                TABLE OF CONTENTS

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
                                                       ARTICLE 1
                                Definitions and Other Provisions of General Application

Section 1.01.     Definitions.......................................................................1
Section 1.02.     Compliance Certificates and Opinions..............................................9
Section 1.03.     Form of Documents Delivered to Trustee...........................................10
Section 1.04.     Acts of Holders..................................................................10
Section 1.05.     Notices, Etc. to Trustee and the Company.........................................12
Section 1.06.     Notice to Holders; Waiver........................................................12
Section 1.07.     Conflict with Trust Indenture Act................................................12
Section 1.08.     Effect of Headings and Table of Contents.........................................12
Section 1.09.     Successors and Assigns...........................................................13
Section 1.10.     Separability Clause..............................................................13
Section 1.11.     Benefits of Indenture............................................................13
Section 1.12.     Governing Law....................................................................13
Section 1.13.     Legal Holidays...................................................................13
Section 1.14.     No Recourse Against Others.......................................................13
Section 1.15.     Counterparts.....................................................................13
Section 1.16.     No Security Interest Created.....................................................13

                                                       ARTICLE 2
                                                      Note Forms

Section 2.01.     Forms Generally..................................................................13
Section 2.02.     Form of Trustee's Certificate of Authentication..................................14
Section 2.03.     Certificated Note Form...........................................................14

                                                       ARTICLE 3
                                                       The Notes

Section 3.01.     Issue Amount.....................................................................15
Section 3.02.     Denominations....................................................................16
Section 3.03.     Execution, Authentication, Delivery and Dating...................................16
Section 3.04.     Temporary Notes..................................................................17
Section 3.05.     Registration, Transfer and Exchange..............................................17
Section 3.06.     Special Transfer and Exchange Provisions.........................................19
Section 3.07.     Mutilated, Destroyed, Lost and Stolen Notes......................................20
Section 3.08.     Payment of Interest; Interest Rights Preserved...................................21
Section 3.09.     Persons Deemed Owners............................................................22
Section 3.10.     Cancellation.....................................................................22
Section 3.11.     Computation of Interest..........................................................22
Section 3.12.     CUSIP Numbers....................................................................22

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
                                                       ARTICLE 4
                                              Satisfaction and Discharge

Section 4.01.     Satisfaction and Discharge of Indenture..........................................23
Section 4.02.     Application of Trust Money.......................................................24

                                                       ARTICLE 5
                                                       Remedies

Section 5.01.     Events of Default................................................................24
Section 5.02.     Acceleration of Maturity; Rescission and Annulment...............................25
Section 5.03.     Collection of Indebtedness and Suits for Enforcement by Trustee..................26
Section 5.04.     Trustee May File Proofs of Claim.................................................27
Section 5.05.     Trustee May Enforce Claims Without Possession of Notes...........................27
Section 5.06.     Application of Money Collected...................................................28
Section 5.07.     Limitation on Suits..............................................................28
Section 5.08.     Unconditional Right of Holders to Receive Principal and Interest.................28
Section 5.09.     Restoration of Rights and Remedies...............................................29
Section 5.10.     Rights and Remedies Cumulative...................................................29
Section 5.11.     Delay or Omission Not Waiver.....................................................29
Section 5.12.     Control by Holders...............................................................29
Section 5.13.     Waiver of Past Defaults..........................................................30
Section 5.14.     Undertaking for Costs............................................................30
Section 5.15.     Waiver of Stay or Extension Laws.................................................30

                                                       ARTICLE 6
                                                      The Trustee

Section 6.01.     Certain Duties and Responsibilities..............................................31
Section 6.02.     Notice of Defaults...............................................................32
Section 6.03.     Certain Rights of Trustee........................................................32
Section 6.04.     Not Responsible for Recitals or Issuance of Notes................................33
Section 6.05.     May Hold Notes...................................................................33
Section 6.06.     Money Held in Trust..............................................................33
Section 6.07.     Compensation and Reimbursement...................................................33
Section 6.08.     Corporate Trustee Required; Eligibility..........................................34
Section 6.09.     Resignation and Removal; Appointment of Successor................................34
Section 6.10.     Acceptance of Appointment by Successor...........................................36
Section 6.11.     Merger, Conversion, Consolidation or Succession to Business......................37
Section 6.12.     Preferential Claims..............................................................37
Section 6.13.     Appointment of Authenticating Agent..............................................38

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
                                                       ARTICLE 7
                                   Holders' Lists and Reports by Trustee and Company

Section 7.01.     Company to Furnish Trustee Names and Addresses of Holders........................39
Section 7.02.     Preservation of Information; Communications to Holders...........................40
Section 7.03.     Reports by Trustee...............................................................41
Section 7.04.     Reports by Company...............................................................41

                                                       ARTICLE 8
                                 Consolidation, Merger, Conveyance, Transfer or Lease

Section 8.01.     Company May Consolidate, Etc. on Certain Terms...................................42
Section 8.02.     Successor Corporation Substituted................................................43

                                                       ARTICLE 9
                                                Supplemental Indentures

Section 9.01.     Supplemental Indentures Without Consent of Holders...............................43
Section 9.02.     Supplemental Indentures with Consent of Holders..................................44
Section 9.03.     Execution of Supplemental Indentures.............................................44
Section 9.04.     Effect of Supplemental Indentures................................................45
Section 9.05.     Conformity with Trust Indenture Act..............................................45
Section 9.06.     Reference in Notes to Supplemental Indentures....................................45

                                                      ARTICLE 10
                                                       Covenants

Section 10.01.    Payment of Principal, Premium and Interest.......................................45
Section 10.02.    Maintenance of Office or Agency..................................................45
Section 10.03.    Money for Note Payments to be Held in Trust......................................46
Section 10.04.    Statement by Officers as to Default..............................................47
Section 10.05.    Existence........................................................................47
Section 10.06.    Maintenance of Properties........................................................47
Section 10.07.    Payment of Taxes and Other Claims................................................48
Section 10.08.    Limitations on Liens.............................................................48
Section 10.09.    Limitations on Sale and Leaseback Transactions...................................50
Section 10.10.    Waiver of Certain Covenants......................................................51
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                                       iv

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
                                                      ARTICLE 11
                                                  Redemption of Notes

Section 11.01.    Terms............................................................................51
Section 11.02.    Election to Redeem; Notice to Trustee............................................52
Section 11.03.    Selection by Trustee of Notes to be Redeemed.....................................52
Section 11.04.    Notice of Redemption.............................................................52
Section 11.05.    Deposit of Redemption Price......................................................53
Section 11.06.    Notes Payable on Redemption Date.................................................53
Section 11.07.    Notes Redeemed In Part...........................................................53

                                                      ARTICLE 12
                                          Defeasance and Covenant Defeasance

Section 12.01.    Company's Option to Effect Defeasance or Covenant Defeasance.....................54
Section 12.02.    Defeasance and Discharge.........................................................54
Section 12.03.    Covenant Defeasance..............................................................54
Section 12.04.    Conditions to Defeasance or Covenant Defeasance..................................55
Section 12.05.    Deposited Money and Government Obligations to be Held in Trust; Other
                  Miscellaneous Provisions. .......................................................56

EXHIBIT A - Form of Note..........................................................................A-1

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

                                                                  EXECUTION COPY

                                    INDENTURE

         INDENTURE, dated as of June 27, 2003, between Fiserv, Inc., a Wisconsin corporation, and BNY Midwest Trust Company, an Illinois trust company, as trustee.

                                    RECITALS

         WHEREAS, the Company (as herein defined) has duly authorized the execution and delivery of this Indenture to provide, among other things, for the issuance, execution, authentication, delivery and administration of $100,000,000 initial aggregate principal amount of its 3% Notes due 2008;

         WHEREAS, all things necessary to make the Notes (as herein defined), when executed and delivered by the Company and authenticated by the Trustee or an Authenticating Agent and delivered as provided in this Indenture, the valid and legally binding obligations of the Company, and this Indenture a valid and legally binding agreement of the Company, according to their respective terms, have been done.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Notes by the Holders (as herein defined) thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:

                                    ARTICLE 1

             Definitions and Other Provisions of General Application

         Section 1.01. Definitions. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                 (i) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                 (ii) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                 (iii) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America as of the date of such computation;

                 (iv) the words "herein," "hereof," "hereto" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

                 (v)    the word "or" is always used inclusively.

                 Certain terms used principally in certain Articles hereof are defined in those Articles.

         "Act", when used with respect to any Holder, has the meaning specified in Section 1.04.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, the term "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 6.13 to act on behalf of the Trustee to authenticate the Notes.

         "Board of Directors" means the board of directors of the Company or any duly authorized committee of the board of directors of the Company.

         "Board Resolution" means a copy of one or more resolutions certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, delivered to the Trustee.

         "Business Day" means any day other than Saturday, Sunday or other day on which banking institutions in The City of New York are authorized or obligated by law, regulation or executive order to close.

         "Certificated Note" means a Note in certificated form registered in the name of a Person other than the Depositary or its nominee.

         "Closing Date" means June 27, 2003.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Company" means Fiserv, Inc. or any successor or other obligor permitted under this Indenture.

         "Company Request" or "Company Order" means a written request or order, as the case may be, signed in the name of the Company by the Chief Executive Officer, President, Chief Operating Officer, Chief Financial Officer, Treasurer, Secretary or any Vice President of the Company, and delivered to the Trustee.

         "Comparable Treasury Issue" means the United States Treasury security or securities selected by the Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

         "Comparable Treasury Price" means, with respect to any Redemption Date,
(i) the average of three Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest of those Reference Treasury Dealer Quotations, or (ii) if the Trustee obtains fewer then four Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations for such Redemption Date so obtained.

         "Consolidated Stockholders' Equity" means the total stockholders' equity of the Company and its subsidiaries, determined on a consolidated basis in accordance with generally accepted accounting principles, as of the end of the most recently completed fiscal quarter of the Company for which financial information is filed with the Commission under the Exchange Act.

"Corporate Trust Office" means the principal corporate trust office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of original execution of this Indenture is located at 2 North LaSalle Street, Suite 1020 Chicago, Illinois 60602.

         "Corporation" means corporations and limited liability companies and, except for purposes of Article Eight, associations, companies and business trusts.

         "CUSIP Number" means the alphanumeric designation assigned to a Note by Standard & Poor's CUSIP Service Bureau.

         "Custodian" means BNY Midwest Trust Company, as custodian of the Global Notes for DTC under a custody agreement or any similar successor agreement.

         "DTC" means The Depository Trust Company, or any successor thereto.

         "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

         "Defaulted Interest" has the meaning specified in Section 3.08.

         "Depositary" means, with respect to the Global Notes, DTC or such other Person as shall be designated as Depositary by the Company pursuant to Section 2.03(b).

         "Dollars" means a dollar or other equivalent unit of legal tender for payment of debts in the United States of America.

         "Event of Default" has the meaning specified in Section 5.01.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Exchange Notes" means the senior debt securities of the Company to be offered to Holders of Notes in exchange for the Original Notes pursuant to the Exchange Offer containing terms identical in all material respects to the Original Notes for which they are exchanged, except that (i) interest on the Exchange Notes shall accrue from the last date on which interest was paid or duly made available for payment on the Original Notes or, if no such interest has been paid or duly made available for payment, from the date of original issuance of the Original Notes and (ii) the Exchange Notes will not contain terms with respect to transfer restrictions or the obligation to pay additional interest upon the occurrence of a Registration Default.

         "Exchange Offer" means the offer by the Company to issue Exchange Notes in exchange for the Original Notes pursuant to the Registration Rights Agreement.

         "Exchange Offer Registration Statement" means a registration statement of the Company under the Securities Act registering the offer of the Exchange Notes in exchange for the Original Notes pursuant to the Exchange Offer.

         "Funded Debt" of any Person means any indebtedness for money borrowed, created, issued, incurred, assumed or guaranteed by such Person which, in accordance with generally accepted accounting principles, would be classified as long-term debt of such Person, but in any event including all indebtedness for money borrowed of such Person, whether secured or unsecured, maturing more than one year or extendible at the option of the obligor to a date more than one year, after the date of determination thereof (excluding any amount thereof included in current liabilities of such Person).

         "Global Note" means a Note bearing the applicable legend specified in
Section 2.03(a) evidencing all or part of the Notes and registered in the name of such Depositary or nominee.

         "Government Obligations" means securities which are (x) direct, full faith and credit obligations of the United States of America or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, in each case where the payment or payments thereunder are unconditionally guaranteed as a full faith and credit obligation by the United States of America and which are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank as custodian with respect to any such Government Obligation or a specific payment of principal of or interest on any such Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect to the Government Obligation or the specific payment of principal of or interest on the Government Obligation evidenced by such depository receipt.

         "Holder" means the Person in whose name a Note is registered in the Register.

         "Indebtedness" of any Person means (1) any liability of such Person (a) for borrowed money, (b) evidenced by a bond, note, debenture or similar instrument, (c) for the payment of money relating to a lease that is required to be classified as a capitalized lease obligation of such Person in accordance with generally accepted accounting principles, (d) preferred or preference stock of a Subsidiary of such Person held by one or more Persons other than such Person or a Subsidiary of such Person, or (e) with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person, (2) any liability of others described in the preceding clause (1) that such Person has guaranteed, that is recourse to such Person or that is otherwise its legal liability and (3) any amendment, supplement, modification, deferral, renewal, extension or refunding of any liability of the types referred to in clauses (1) and (2) above.

         "Indenture" means this agreement as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of the Notes established as contemplated by Section 3.01.

         "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

         "Interest Payment Date" means, with respect to any Note, the Stated Maturity of an installment of interest on such Note.

         "Lien" means, with respect to any properties or assets, any mortgage or deed of trust, pledge, hypothecation, assignment, security interest, lien, encumbrance or other security arrangement of any kind or nature whatsoever on or with respect to such properties or assets (including any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

         "Maturity" means, with respect to any Note, the date on which the principal of such Note, or an installment of principal, becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption or otherwise and includes any Redemption Date.

         "Notes" means the 3% Notes due 2008 of the Company and includes the Original Notes, the Exchange Notes and the Private Exchange Notes.

         "Officers' Certificate" means a certificate signed by the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer or any Vice President of the Company, and attested by the Secretary or any Assistant Secretary of the Company, and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or of counsel for the Company.

         "Original Notes" means all Notes other than Exchange Notes and the Private Exchange Notes.

         "Outstanding," when used with respect to the Notes, means, as of the date of determination, all the Notes theretofore authenticated and delivered under this Indenture, except:

                 (i) Notes theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                 (ii) Notes for whose payment at the Maturity thereof money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Notes; provided that, if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                 (iii) Notes with respect to which the Company has effected defeasance, except to the extent specified in Article 12; and

                 (iv) Notes which have been paid pursuant to Section 3.07 or in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, unless there shall have been presented to the Trustee proof satisfactory to it that such Notes are held by a bona fide purchaser in whose hands such Notes are valid and legally binding obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Company or any other obligor thereunder or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Company or any other obligor or any Affiliate of the Company or such other obligor.

         "Paying Agent" means any Person authorized by the Company to pay the principal of or premium, if any, or interest on any Notes on behalf of the Company.

         "Person" means any individual, Corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Place of Payment" means, with respect to the Notes, the place where amounts due at Maturity of the Notes are payable as provided in or pursuant to this Indenture or the Notes.

         "Principal Facility" means any of the real property, fixtures, machinery and equipment relating to any facility owned by the Company or any Subsidiary of the Company except for any facility that, in the opinion of the Board of Directors, is not of material importance to the business conducted by the Company and its Subsidiaries taken as a whole.

         "Predecessor Note" of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 3.07 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Note.

         "Private Exchange Notes" has the meaning specified in the Registration Rights Agreement.

         "qualified institutional buyer" or "QIB" has the meaning specified in
Section 2.03(a).

         "Redemption Date" means, with respect to any Note or portion thereof to be redeemed, the date fixed for such redemption by or pursuant to this Indenture or such Note.

         "Redemption Price" means, with respect to any Note or portion thereof to be redeemed, the price at which such Note or portion is to be redeemed pursuant to this Indenture or such Note.

         "Reference Treasury Dealer" means each of Merrill Lynch Government Securities Inc., Banc One Capital Markets, Inc., Wachovia Securities, Inc., BNY Capital Markets, Inc. and U.S. Bancorp Piper Jaffray Inc. or their Affiliates which are primary U.S. Government securities dealers, and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in The City of New York (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

         "Reference Treasury Dealer Quotation" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at approximately 3:30 p.m. (New York City time) on the third Business Day preceding such Redemption Date.

         "Register" and "Note Registrar" have the respective meanings specified in Section 3.05.

         "Registration" means the registration of the Exchange Offer for the Original Notes by the Company pursuant to the Exchange Offer Registration Statement or other registration for resale of the Registrable Notes under the Securities Act pursuant to a Shelf Registration Statement, in each case in accordance with the terms of the Registration Rights Agreement.

         "Registration Default" has the meaning set forth in the Registration Rights Agreement.

         "Registrable Notes" has the meaning set forth in the Registration Rights Agreement.

         "Registration Rights Agreement" means the Registration Rights Agreement, dated as of June 27, 2003, between the Company and initial purchasers named therein (the "Initial Purchasers"), and certain permitted assigns specified therein.

         "Regular Record Date" means, for the interest payable on any Interest Payment Date on the Notes, the date specified in or pursuant to this Indenture or such Note as entitling Holders at the close of business on such date to such interest.

         "Regulation S" means Regulation S under the Securities Act.

         "Responsible Officer" means any officer or authorized agent of the Trustee in its Corporate Trust Office and also means, with respect to a particular corporate trust matter, any other officer or authorized agent to whom such matter is referred because of knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

         "Resale Restriction Termination Date" means the date which is the later of (X) two years (or such shorter period of time as permitted by Rule 144(k) of the Securities Act) after the later of the original issue date of the notes and the last date on which Fiserv, Inc. or any "Affiliate" (as defined in Rule 144 under the Securities Act) of Fiserv, Inc. was the owner of this note or interest (or any predecessor of this note or interest) or (Y) such later date, if any, as may be required by applicable law (the "Resale Restriction Termination Date").

         "Restrictive Legend" shall mean the legend set forth on the face of the Note attached hereto as Exhibit A.

         "Rule 144A Global Note" has the meaning set forth in Section 2.03(a).

         "Securities Act" means the Securities Act of 1933, as amended.

         "Shelf Registration Statement" means a shelf registration statement under the Securities Act filed by the Company, if required by, and meeting the requirements of, the Registration Rights Agreement, registering the resale of the Registrable Notes.

         "Significant Subsidiary" of any Person means a Subsidiary of such Person that qualifies as a "significant subsidiary" within the meaning of Rule 405 under the Securities Act.

         "Special Record Date" means, for the payment of any Defaulted Interest on any Note, the date fixed by the Trustee pursuant to Section 3.08 entitling Holders at the close of business on such date to such Defaulted Interest.

         "Standard & Poor's" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies.

         "Stated Maturity" means, with respect to any Note or any installment of principal thereof or interest thereon, the date established by or pursuant to this Indenture or such Note on which the principal of such Note or such installment of principal or interest is due and payable.

         "Subsidiary" of any Person means (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of capital stock or other equity interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person (or a combination thereof), (ii) any partnership, limited liability company or similar pass-through entity the sole general partner or the managing general partner or managing member of which is such Person or a Subsidiary of such Person and (iii) any partnership, limited liability company or similar pass-through entity the only general partners, managing members or persons, however designated in corresponding roles, of which are such Person or one or more Subsidiaries of such Person (or any combination thereof).

         "Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder. If at any time there is more than one such Person, "Trustee" shall mean each such Person and as used with respect to the Notes shall mean the Trustee with respect to Notes.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this Indenture was executed, except as provided in Section 9.05.

         "Unrestricted Global Note" means any Global Note other than a Rule 144A Global Note.

         "Vice President" means, when used with respect to the Company or the Trustee, any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

         "Wholly-Owned Subsidiary" of any Person means (i) any corporation, association or other business entity of which 100% of the total voting power of shares of capital stock or other equity interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person (or a combination thereof) and (ii) any partnership, limited liability company or similar pass-through entity the sole partners, members or persons, however designated in corresponding roles, of which are such Person or one or more Subsidiaries of such Person (or any combination thereof).

         Section 1.02. Compliance Certificates and Opinions. Except as otherwise expressly provided in this Indenture, upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents or any of them is specifically required by any provision of this Indenture relating to such particular application or request, no additional Officer's Certificate or Opinion of Counsel need be furnished. Any Officers' Certificate or Opinion of Counsel delivered to the Trustee must comply with Section 314(e) of the Trust Indenture Act.

         Every Officer's Certificate or Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture shall include:

         (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

         (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (4) a statement as to whether, in the opinion of each such individual, such covenant or condition has been complied with.

         Section 1.03. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, unless such officer knows, or in the exercise of reasonable care should know, that the Opinion of Counsel with respect to the matters upon which the officer's certificate or opinion is based are erroneous. Any such Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture or any Note, they may, but need not, be consolidated and form one instrument.

         Section 1.04. Acts of Holders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

         Without limiting the generality of this Section 1.04, unless otherwise provided in or pursuant to this Indenture, a Holder, including the Depositary, may make, give or take, by a proxy, or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other Act provided in or pursuant to this Indenture to be made, given or taken by Holders, and the Depositary may provide its proxy or proxies to the beneficial owners of interests in any Global Note registered in the name of the Depositary or its nominee through such Depositary's standing instructions and customary practices.

         The Trustee shall fix a record date for the purpose of determining the Persons who are beneficial owners of interests in any Global Note registered in the name of the Depositary or its nominee and entitled under the procedures of such Depositary to make, give or take, by a proxy or proxies duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other Act provided in or pursuant to this Indenture to be made, given or taken by Holders. If such a record date is fixed, the Persons holding beneficial ownership interests on such record date or their duly appointed proxy or proxies, and only such Persons, shall be entitled to make, give or take such request, demand, authorization, direction, notice, consent, waiver or other Act, whether or not such Persons transfer their interests after such record date.

                 (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient and in accordance with such reasonable rules as the Trustee may determine, and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

                 (c) The ownership, principal amount and serial numbers of Notes held by any Person, and the date of holding the same, shall be proved by the Register.

                 (d) If the Company shall solicit from the Holders of Notes any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, fix in advance a record date for the determination of Holders of Notes entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Any such record date shall be fixed by a Board Resolution at the Company's discretion. If such a record date is not fixed by the Company prior to the first solicitation of a Holder made by any Person in respect of any such matters referred to above, such record date shall be the date 30 days prior to such first solicitation of Holders. If such a record date is fixed by the Company, such request, demand, authorization, direction, notice, consent and waiver or other Act may be sought or given before or after the record date, but only the Holders of Notes of record at the close of business on such record date shall be deemed to be Holders of Notes for the purpose of determining whether Holders of the requisite proportion of the Notes Outstanding have authorized, agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Notes Outstanding shall be computed as of such record date.

                 (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, any Note

Registrar, any Paying Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Note.

         Section 1.05. Notices, Etc. to Trustee and the Company. Any request, demand, authorization, direction, notice, consent, waiver or other Act of Holders or any document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                 (i) the Trustee by any Holder or the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing (which may be via facsimile) to or with the Trustee at its Corporate Trust Office at BNY Midwest Trust Company, 2 North LaSalle Street, Suite 1020 Chicago, Illinois 60602, Attn: Corporate Trust Administration; or

                 (ii) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company at 255 Fiserv Drive, Brookfield, Wisconsin 53045, Attn: General Counsel, or at any other address previously furnished in writing to the Trustee by the Company.

         Section 1.06. Notice to Holders; Waiver. Where this Indenture or any Note provides for notice to Holders of any event or condition, such notice shall be sufficiently given (unless otherwise herein or in such Note expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event or condition, at the Holder's address as it appears in the Register, not later than the latest date, or not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

         Where this Indenture or any Note provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         Section 1.07. Conflict with Trust Indenture Act. If any provision in this Indenture limits, qualifies or conflicts with, or omits, any required provision of the Trust Indenture Act that would be applicable to this Indenture if this Indenture were qualified under the Trust Indenture Act, such required provision shall be deemed to be a part of this Indenture and shall supersede any provision that limits, qualifies or conflicts with such required provision.

         Section 1.08. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 1.09. Successors and Assigns. All covenants and agreements in this Indenture by the Company shall bind their respective successors and assigns, whether so expressed or not.

         Section 1.10. Separability Clause. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 1.11. Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         Section 1.12. Governing Law. This Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York, including Section 5-1401 of the New York General Obligations Law, but otherwise without regard to the conflict of law rules of such State.

         Section 1.13. Legal Holidays. In any case where any Interest Payment Date or date of Maturity of any Note shall not be a Business Day, then (notwithstanding any other provision of this Indenture or the Notes) the required payment of interest, premium, if any, and/or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or date of Maturity, and no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date or date of Maturity, as the case may be, to the next succeeding Business Day.

         Section 1.14. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligation of the Company under the Notes or this Indenture. By accepting a Note, each Holder shall waive and release all such liability. This waiver and release shall be part of the consideration for the issuance of the Notes.

         Section 1.15. Counterparts. This Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         Section 1.16. No Security Interest Created. Nothing in this Indenture or in the Notes, express or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect, in any jurisdiction where property of the Company or its Subsidiaries is or may be located.

                                    ARTICLE 2

                                   Note Forms

         Section 2.01. Forms Generally. (a) The Notes (including the Trustee's certification of authentication) shall be issuable in definitive, fully registered form only without interest coupons in substantially the form attached hereto as Exhibit A; provided that Exchange Notes shall not contain terms with respect to transfer restrictions or the obligation to pay additional interest upon occurrence of a Registration Default. On the Closing Date, the Original Notes shall be issued in such form as is set forth in 2.03(a). After the Closing Date, the Company may issue Exchange

Notes and Private Exchange Notes in accordance with the Registration Rights Agreement. The Notes shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plans as the officers of the Company executing the same may determine with the approval of the Trustee.

         The Notes may be issued with appropriate insertions, omissions, substitutions and variations, and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with the rules of any securities market in which the Notes are admitted to trading, or to conform to general usage.

                 (b)    Each Note shall be dated the date of its authentication.

         Section 2.02. Form of Trustee's Certificate of Authentication. Only such Notes as shall bear thereon a certificate of authentication substantially as set forth in the form of the Note attached hereto as Exhibit A, executed and dated by the Trustee by manual signature of one of its authorized signatories, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. The Trustee's execution of such certificate of authentication upon any Note executed by or on behalf of the Company shall be conclusive evidence that the Note so authenticated has been duly authenticated and delivered hereunder and that the Holder thereof is entitled to the benefits of this Indenture.

         Section 2.03. Certificated Note Form. (a) Except as otherwise provided herein or pursuant to Section 3.01, Original Notes offered and sold as part of their initial distribution to "qualified institutional buyers," as defined in Rule 144A under the Securities Act ("QIBs") shall be issued in the form of one or more Global Notes (each a "Rule 144A Global Note"), substantially in the form attached hereto as Exhibit A, with such applicable legends as are provided for herein. Rule 144A Global Notes shall be registered in the name of Cede & Co. or another nominee designated by DTC and deposited with the Trustee, at its Corporate Trust Office as custodian for DTC, as duly executed by the Company and authenticated by the Trustee as hereinafter provided.

         Each Global Note shall also bear a legend substantially to the following effect:

                        "Unless this Note is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange or payment, and any Note issued in exchange for this Note or any portion hereof is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner and Holder hereof, Cede & Co., has an interest herein.

                        Unless and until this Note is exchanged in whole or in part for Notes in certificated form, this Note may not be transferred except as a whole by

                        DTC to a nominee thereof or by a nominee thereof to DTC or another nominee of or by DTC or any such nominee to a successor of DTC or a nominee of such successor."

                 (b) If at any time the Depositary notifies the Company that it is unwilling or unable to continue in its role as Depositary for the Global Notes or if at any time the Depositary is no longer a clearing agency registered under the Exchange Act, the Company shall appoint a successor Depositary with respect to the Global Notes. If (i) a successor Depositary for the Global Notes is not appointed by the Company within 90 days after the Company receives the notice or becomes aware of such unwillingness, inability or ineligibility, (ii) an Event of Default has occurred and is continuing with respect to the Notes, or
(iii) the Company decides in its sole discretion to terminate the book-entry system through the Depositary, then without unnecessary delay but in any event not later than the earliest date on which interests in the Global Notes may be exchanged for Certificated Notes, the Company shall deliver to the Trustee duly executed Certificated Notes containing identical terms and provisions and in such minimum authorized denominations requested by beneficial owners of such interests and in such aggregate principal amount equal to the aggregate principal amount of such interests. On or after the earliest date on which such interests may be so exchanged, the Global Notes shall be surrendered from time to time by the Depositary and in accordance with instructions given to the Trustee and the Depositary (which instructions shall be in writing but need not be contained in or accompanied by an Officers' Certificate or be accompanied by an Opinion of Counsel), as shall be specified in the Company Order with respect thereto to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or in part, for Certificated Notes as described above without charge. The Trustee shall authenticate and make available for delivery, in exchange for interests in each such surrendered Global Note, duly executed Certificated Notes containing identical terms and provisions and in such minimum authorized denominations requested by beneficial owners of such interests and in such aggregate principal amount equal to the aggregate principal amount of such interests. Subject to Section 3.06(c), Certificated Notes will contain the Restrictive Legend and, accordingly, will be subject to the restrictions on transfer contained herein.

                                    ARTICLE 3

                                    The Notes

         Section 3.01.  Issue Amount. The aggregate principal amount of
Notes which may be authenticated and delivered under this Indenture, except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to this Indenture, is limited initially to $100,000,000; provided that additional Notes (and Exchange Notes and Private Exchange Notes issued in respect of such Notes) may be issued after the Closing Date as part of the same series as the Notes issued under this Indenture, if so designated in a Board Resolution, Officers' Certificate or supplemental indenture executed and delivered after the Closing Date, and (ii) the limitation on the total aggregate principal amount of Notes set forth in this Section 3.01 shall not apply to such additional Notes (and Exchange Notes and Private Exchange Notes). All Notes of the series need not be issued at the same time and the series may be reopened for issuances of additional Notes of the series. Unless the context otherwise requires, the Original Notes, the Exchange Notes and the Private Exchange Notes shall constitute one series for all purposes under the Indenture, including with respect to any amendment, waiver, acceleration or other Act of the Holders or upon redemption of the Notes.

         All amounts payable in respect of the Notes shall be made in United States dollars. The Notes will mature on June 27, 2008, unless redeemed by the Company prior to such date pursuant to Section 11.01. The Notes will bear interest at the rate of 3% per annum from and including June 27, 2003 or the most recent Interest Payment Date to which interest has been paid or duly made available for payment, as the case may be, payable semiannually in arrears on June 27 and December 27 of each year, commencing December 27, 2003, until the principal thereof has been paid or duly made available for payment.

         The Notes will not have the benefit of, or be subject to, a sinking fund.

         Section 3.02. Denominations. The Notes shall be issuable in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof.

         Section 3.03. Execution, Authentication, Delivery and Dating. The Notes shall be executed on behalf of the Company by its Chief Executive Officer, its President, its Chief Operating Officer, its Chief Financial Officer, its Treaurer or any Vice President and attested by its Secretary or any Assistant Secretary. The signature of any of these officers on the Notes may be manual or facsimile.

         Notes bearing the manual or facsimile signatures of individuals who were the proper officers of the Company when their signatures were affixed to such Notes shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Notes executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Notes, and the Trustee in accordance with the Company Order shall authenticate and deliver such Notes. At any time and from time to time after the execution and delivery of this Indenture and after the effectiveness of the Exchange Offer Registration Statement under the Securities Act with respect thereto, the Company may deliver Exchange Notes executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Exchange Notes and a like principal amount of Original Notes for cancellation in accordance with Section 3.10, and the Trustee in accordance with the Company Order shall authenticate and make available for delivery such Exchange Notes. Prior to authenticating any Exchange Notes, and accepting any additional responsibilities under this Indenture in relation to such Exchange Notes, the Trustee shall be entitled to receive, upon request, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating in substance:

                 (a) that all conditions hereunder precedent to the authentication and delivery of such Exchange Notes and that such Exchange Notes, when duly authenticated and delivered by the Trustee (and subject to any other conditions specified in such Opinion of Counsel), will have been duly issued and delivered and will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and

                 (b) that the issuance of the Exchange Notes in exchange for Original Notes has been effected in compliance with the Securities Act.

         Notwithstanding the foregoing, if any Note shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Note to the Trustee for cancellation as provided in Section 3.10 together with a written statement (which need not comply with Section 1.02 and need not be accompanied by an Opinion of Counsel) stating that such Note has never been issued and sold by the Company, for all purposes of this Indenture such Note shall be deemed never to have been authenticated and delivered hereunder and shall not be entitled to the benefits of this Indenture.

         The Trustee shall not be required to authenticate or to cause an Authentication Agent to authenticate any Notes if the issue of such Notes pursuant to this Indenture will affect the Trustee's own rights, duties, indemnities or immunities under the Notes and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

         Section 3.04. Temporary Notes. Pending the preparation of definitive Notes, the Company may execute and deliver to the Trustee and, upon Company Order, the Trustee shall authenticate and deliver in the manner provided in
Section 3.03, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers of the Company executing such Notes may determine, as evidenced by their execution of such Notes. Such temporary Notes may be in global form.

         If temporary Notes are issued, the Company will cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at the office or agency of the Company in a Place of Payment, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes the Company shall execute, and the Trustee shall authenticate and deliver, a like principal amount of definitive Notes of any authorized denominations containing terms and provisions that are identical to those of any temporary Notes. Until so exchanged the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes.

         Section 3.05. Registration, Transfer and Exchange. The Company shall cause to be kept at the Corporate Trust Office a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and the registration of transfers of Notes. Such Register shall distinguish between Original Notes, Exchange Notes and Private Exchange Notes. The Trustee is hereby appointed "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided.

         The Company shall have the right to remove and replace from time to time the Note Registrar for the Notes; provided that no such removal or replacement shall be effective until a successor Note Registrar with respect to such Notes shall have been appointed by the Company and shall have accepted such appointment by the Company. In the event that the Trustee shall not be or shall cease to be Note Registrar with respect to the Notes, it shall have the right to examine in the United States the Register for the Notes at all reasonable times. There shall be only one Register for the Notes.

         Upon surrender for registration of transfer of any Note at the office or agency of the Company in a Place of Payment, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes, of any authorized denominations and of a like aggregate principal amount containing identical terms and provisions. No transfer of a Note to any Person shall be effective under this Indenture or with respect to such Note unless and until such Note has been registered in the name of such Person.

         At the option of the Holder, subject to Section 3.06, Notes may be exchanged for other Notes bearing such restrictive legends as may be required by this Indenture and containing identical terms and provisions in any authorized denominations and of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes which the Holder making the exchange is entitled to receive.

         All Notes issued upon any registration of transfer or exchange of Notes shall be the valid and legally binding obligations of the Company, evidencing the same debt, and (subject to the provisions of the Original Notes and the Private Exchange Notes regarding transfer restrictions and the obligation to pay additional interest upon a Registration Default) entitling the Holders thereof to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

         Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar duly executed, by the Holder thereof or the Holder's attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 3.04, 9.06 or 11.07 not involving any transfer.

         Notwithstanding any other provision herein, the Company shall not be required (i) to issue, register the transfer of or exchange Notes during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of the Notes and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Note so selected for redemption, in whole or in part, except in the case of any Note to be redeemed in part, the portion thereof not to be redeemed.

         Section 3.06. Special Transfer and Exchange Provisions. Until the Registration of all Notes under an effective Registration Statement pursuant to the Registration Rights Agreement, the following provisions shall apply to each such Note:

                 (a) Transfers and Exchanges of Interests in a Rule 144A Global Note or, if issued, Restricted Certificated Notes. With respect to the registration of any proposed transfer or exchange of:

                 (i)    an interest in a Rule 144A Global Note:

                        (A) the transfer or exchange of such interest to a transferee or exchangee who takes delivery in the form of an interest in a Rule 144A Global Note may be effected only through the book entry system maintained by the Depositary; or

                        (B) the Registrar shall register the transfer or exchange of such interest to a transferee or exchangee who takes delivery in the form of an interest in an Unrestricted Global Note if such transfer or exchange is being made after the Resale Restriction Termination Date by a proposed transferor or exchanger who has delivered to the Registrar a certificate from the transferor or exchanger to the effect that such transfer or exchange has been effected pursuant to, and in accordance with, Rule 144 under the Securities Act; or

                 (ii)   a Restricted Certificated Note issued pursuant to
         Section 2.03(b), the Registrar shall register the transfer or exchange of such Restricted Certificated Note (A) to a transferee or exchangee who takes delivery of such Restricted Certificated Note only upon compliance with the requirements therefor specified herein and in such Restricted Certificated Note or (B) to a transferee or exchangee who takes delivery thereof in the form of an Unrestricted Certificated Note if such transfer or exchange is being made after the Resale Restriction Termination Date by a proposed transferor or exchanger who has delivered to the Registrar a certificate from the transferor or exchanger to the effect that such transfer or exchange has been effected pursuant to, and in accordance with, Rule 144 under the Securities Act.

                 (b) Transfers and Exchanges of Unrestricted Certificated Notes or Interests in the Unrestricted Global Note. With respect to any transfer or exchange of Unrestricted Certificated Notes or interests in the Unrestricted Global Note, the Registrar shall register the transfer or exchange of any such Note without requiring any certifications, legal opinions or other information.

                 (c) Legends. Upon the transfer, exchange or replacement of Notes that do not bear the Restrictive Legend, the Registrar shall deliver Notes that do not bear the Restrictive Legend. Upon the transfer, exchange or replacement of Notes bearing the Restrictive Legend, the Registrar shall deliver only Notes that bear the Restrictive Legend unless (i) the circumstances contemplated by subparagraphs (a)(i)(B) or (a)(ii)(B) of this Section 3.06 exist or (ii) there is delivered to the Registrar an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither the Restrictive Legend nor the related restrictions on transfer or exchange are required to ensure that such transfer or exchange is not made in violation of the Securities Act.

                 (d) General. By its acceptance of any Note bearing the Restrictive Legend, the Holder of such Note acknowledges the restrictions on transfer or exchange of such Note set forth in this Indenture and in the Restrictive Legend and agrees that it will transfer or exchange such Note only as provided in this Indenture and the Restrictive Legend. The Registrar shall not register a transfer or exchange of any Note unless such transfer or exchange complies with the restrictions on transfer or exchange of such Note set forth in this Indenture and in any applicable Restrictive Legend. In connection with any transfer or exchange of Notes contemplated by clause (D), (E) or (F) in the Restrictive Legend, the Holder of such Notes agrees by its acceptance of such Notes to furnish the Registrar or the Company with such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer or exchange is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; provided that the Registrar shall not be required to determine (but may rely on a determination made by the Company with respect to) the sufficiency of any such certifications, legal opinions or other information.

         Section 3.07. Mutilated, Destroyed, Lost and Stolen Notes. If (i) any mutilated Note is surrendered to the Trustee or if there shall be delivered to the Company and the Trustee evidence to their satisfaction of the destruction, loss or theft of any Note and (ii) there shall be delivered to the Company and the Trustee such indemnity as may be reasonably required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Note has been acquired by a bona fide purchaser, the Company shall execute, and upon receipt of a Company Order the Trustee shall authenticate and deliver, in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note containing identical terms and provisions and of any authorized denominations and like principal amount and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Note, pay such Note.

         Upon the issuance of any new Note under this Section 3.07, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Note issued pursuant to this Section 3.07 in lieu of or in exchange for, as the case may be, any mutilated, destroyed, lost or stolen Note shall constitute a separate obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

         The provisions of this Section 3.07 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         Section 3.08. Payment of Interest; Interest Rights Preserved. Interest on any Note which is payable, and is punctually paid or duly made available for payment, on any Interest Payment Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest.

         Any interest on any Note which is payable, but is not punctually paid or duly made available for payment, on any Interest Payment Date ("Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (i) or (ii) below:

                 (i) The Company may elect to make payment of any Defaulted Interest to the Person in whose name the Notes (or their respective Predecessor Notes) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Note and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment. Such money when deposited will be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon, the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Notes at the Holder's address as it appears in the Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (ii).

                 (ii) The Company may make payment of any Defaulted Interest on the Notes in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Notes may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

         At the option of the Company, interest on Certificated Notes may be paid by mailing a check to the address of the Person entitled thereto as such address shall appear in the Register or by transfer to an account maintained by the payee with a bank located in the United States.

         Subject to the foregoing provisions of this Section 3.08, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.

         Section 3.09. Persons Deemed Owners. Prior to due presentment of a
Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Note is registered as the owner of such Note for the purpose of receiving payment of principal of and premium, if any, and (subject to Sections 3.05 and 3.08) interest on such Note and for all other purposes whatsoever, whether or not any payment with respect to such Note shall be overdue, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

         No owner of any beneficial interest in any Global Note shall have any rights under this Indenture with respect to such Global Note, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the sole owner and Holder of such Global Note for all purposes whatsoever. None of the Company, the Trustee, any Paying Agent or the Note Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Global Note or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

         Section 3.10. Cancellation. All Notes surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee at its Corporate Trust Office and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever and may deliver to the Trustee (or to an Authenticating Agent for delivery to the Trustee) for cancellation any Notes previously authenticated hereunder which the Company has not issued and sold, and all Notes so delivered shall be promptly canceled by the Trustee. If the Company shall so acquire any of the Notes, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Notes unless and until the same are surrendered to the Trustee for cancellation. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 3.10, except as expressly permitted by this Indenture. All canceled Notes held by the Trustee shall be disposed of as directed by a Company Order or in accordance with its customary procedures.

         Section 3.11.  Computation of Interest.

         Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months.

         Section 3.12.  CUSIP Numbers.

         The Company in issuing the Notes may use CUSIP numbers (if then generally in use) and, if so, the Trustee shall use such CUSIP numbers in notices of redemption as a convenience to Holders, provided that the Trustee shall assume no responsibility for the accuracy of such numbers and any such redemption shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee of any change in the CUSIP numbers.

                                    ARTICLE 4

                           Satisfaction and Discharge

         Section 4.01. Satisfaction and Discharge of Indenture. This Indenture shall upon Company Request cease to be of further effect with respect to the Notes specified in such Company Request (except as to rights of registration of transfer or exchange of Notes herein expressly provided for), and the Trustee on receipt of the Company Request, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:

                 (a)    either

                 (i) all Notes theretofore authenticated and delivered (other than (A) Notes which have been mutilated, destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.07 and (B) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.03) have been delivered to the Trustee for cancellation; or

                 (ii) all such Notes not theretofore delivered to the Trustee for cancellation:

                        (A)    have become due and payable, or

                        (B) will become due and payable at their Stated Maturity within one year, or

                        (C) if redeemable at the option of the Company are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (A), (B) or (C) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, for principal, premium, if any, and interest to the date of such deposit (in the case of Notes which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                 (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

                 (c) the Company has delivered to the Trustee an Officers' Certificate or an Opinion of Counsel, stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to such Notes have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture with respect to the Notes, the obligations of the Company to the Trustee under
Section 6.07, the obligations of the Trustee to any Authenticating Agent under
Section 6.13 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (i) of this Section 4.01, the obligations of the Company under Sections 3.04, 3.05, 3.07 and 10.02), shall survive such satisfaction and discharge.

         Section 4.02. Application of Trust Money. Subject to the provisions of the penultimate paragraph of Section 10.03, all money and Government Obligations deposited with the Trustee pursuant to Section 4.01 and Article 12 shall be held in trust and applied by it, in accordance with the provisions of the Notes for which such deposit was made and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal, premium, if any, and interest for whose payment such money and Government Obligations has been deposited with the Trustee; but such money and Government Obligations need not be segregated from other funds except to the extent required by law.

                                    ARTICLE 5

                                    Remedies

         Section 5.01. Events of Default. "Event of Default," wherever used herein with respect to the Notes, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                 (a) default in the payment of the principal of or premium, if any, on any Note at its Maturity;

                 (b) default in the payment of any interest upon any Note when it becomes due and payable, and continuance of such default for a period of 30 days;

                 (c) default (i) in the payment of any scheduled principal of or premium, if any, or interest on any Indebtedness of the Company or any Subsidiary of the Company (other than Notes), aggregating more than $25 million in principal amount, when due after giving effect to any applicable grace period or (ii) in the performance of any other term or provision of any Indebtedness of the Company or any Subsidiary of the Company (other than Notes), in excess of $25 million principal amount that results in such Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable, and such acceleration shall not have been rescinded or annulled, or such Indebtedness shall not have been discharged, within a period of 15 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Notes, a written notice specifying such default and stating that such notice is a "Notice of Default" hereunder; or

                 (d) default in the performance, or breach, of any covenant, agreement or warranty of the Company in this Indenture and continuance of such default for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Notes a written notice specifying such default and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

                 (e) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or any Significant Subsidiary of the Company in an involuntary case or proceeding under any applicable bankruptcy or other law or (B) a decree or order adjudging the Company or any Significant Subsidiary of the Company bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Significant Subsidiary of the Company under any applicable bankruptcy or other law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Significant Subsidiary of the Company or of any substantial part of the property of any of them, or ordering the winding up or liquidation of any of their affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                 (f) the commencement by the Company or any Significant Subsidiary of the Company of a voluntary case or proceeding under any applicable bankruptcy or other law, or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by any of them to the entry of a decree or order for relief in respect of the Company or any Significant Subsidiary of the Company in an involuntary case or proceeding under any applicable bankruptcy or other law or to the commencement of any bankruptcy or insolvency case or proceeding against any of them, or the filing by any of them of a petition or answer or consent seeking reorganization or relief under any applicable bankruptcy or other law, or the consent by any of them to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or any Significant Subsidiary of the Company or of any substantial part of the property of any of them, or the making by any of them of a general assignment for the benefit of creditors, or the admission by any of them in writing of its inability to pay its debts generally as they become due.

         Section 5.02. Acceleration of Maturity; Rescission and Annulment. If an Event of Default specified in Section 5.01(a), (b), (c) or (d) occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal of the Outstanding Notes may declare the principal of and any unpaid premium and accrued interest on all the Notes to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount shall become immediately due and payable. If an Event of Default specified in Section 5.01(e) or (f) occurs, then in every such case the principal of any unpaid premium and accrued interest on such Notes then Outstanding shall become immediately due and payable.

         At any time after such a declaration of acceleration with respect to Notes has been made and before the Stated Maturity thereof, the Holders of a majority in principal amount of the Outstanding Notes, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

                 (i) the Company has paid or deposited with the Trustee a sum sufficient to pay:

                        (A) all overdue installments of interest and premium, if any, on all Outstanding Notes;

                        (B) all unpaid principal of any Outstanding Notes which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Notes;

                        (C) to the extent that payment of such interest or premium, if any, is lawful, interest upon overdue interest or premium, if any, at the rate borne by the Notes; and

                        (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                 (ii) all Events of Default with respect to the Notes, other than the non-payment of the principal of Notes which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

         No such rescission shall affect any subsequent default or impair any right consequent thereon.

         Section 5.03. Collection of Indebtedness and Suits for Enforcement by Trustee. The Company covenants that if:

                 (i) default is made in the payment of any interest on any Notes when such interest becomes due and payable and such default continues for a period of 30 days, or

                 (ii) default is made in the payment of the principal of or premium, if any, on any Notes at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Notes, the whole amount then due and payable on such Notes for principal, premium, if any, and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal, premium, if any, interest, at the rate borne by the Notes and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sum so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Notes, wherever situated.

         If an Event of Default with respect to Notes occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of the Notes by such judicial proceedings as the Trustee shall deem appropriate to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         Section 5.04. Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Notes or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                 (i) to file and prove a claim for the whole amount of principal, premium, if any, and interest owing and unpaid in respect of the Notes and to file such other papers and documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                 (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee or to which it may become entitled under Section 6.07.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided that the Trustee may, on behalf of the Holders, vote for the election of a Trustee in bankruptcy or similar official proceeding, and be a member of a creditors' or other similar committee.

         Section 5.05. Trustee May Enforce Claims Without Possession of Notes. All rights of action and claims under this Indenture or the Notes may be prosecuted by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Notes in respect of which such judgment has been recovered.

         Section 5.06. Application of Money Collected. Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest or Additional Amounts, upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         First: To the payment of all amounts due the Trustee under Section
6.07;

         Second: To the payment of the amounts then due and unpaid for principal of and premium, if any, and interest on the Notes in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal, premium, if any, and interest, respectively; and

         Third: To the payment of the remainder, if any, to the Company or as a court of competent jurisdiction shall direct in a written order.

         Section 5.07. Limitation on Suits. No Holder of any Note shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                 (i) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Notes;

                 (ii) the Holders of not less than 25% in principal amount of the Outstanding Notes shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                 (iii) such Holder or Holders have offered to the Trustee reasonable indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

                 (iv) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceedings; and

                 (v) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Notes;

it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the right of any other such Holders of Notes, or to obtain or to seek to obtain priority or preference over any other such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders of Notes.

         Section 5.08. Unconditional Right of Holders to Receive Principal and Interest. Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and premium, if any, and (subject to Sections 3.05 and 3.08) interest on such Note on the respective Stated Maturities expressed in such Note (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment and such rights shall not be impaired without the consent of such Holder.

         Section 5.09. Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

         Section 5.10. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in the last paragraph of Section 3.07, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 5.11. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article 5 or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

         Section 5.12. Control by Holders. The Holders of a majority in principal amount of the Outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Notes, provided that:

                 (i) such direction shall not be in conflict with any rule of law or with this Indenture or with such Notes and the Trustee shall have been offered reasonable indemnity as therein provided;

                 (ii) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

                 (iii) subject to Section 6.01, the Trustee need not take any action which might be prejudicial to the Holders not consenting.

         Nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction by Holders of Notes.

         Section 5.13. Waiver of Past Defaults. The Holders of a majority in principal amount of the Outstanding Notes may on behalf of the Holders of all the Notes waive any past default hereunder with respect to such Notes and its consequences, except a default:

                 (i) in the payment of the principal of or any premium or interest on any Note, or

                 (ii) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Note affected.

         Upon any such waiver, such default shall cease to exist with respect to such Notes, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         Section 5.14. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.14 shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate 10% or more in principal amount of the Outstanding Notes, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or any premium or interest on any Note on or after the respective Stated Maturities expressed in such Note (or, in the case of redemption, on or after the Redemption Date).

         Section 5.15. Waiver of Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                    ARTICLE 6

                                   The Trustee

         Section 6.01. Certain Duties and Responsibilities. (a) Except during the continuance of an Event of Default,

                 (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                 (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they substantially conform to the requirements of this Indenture.

                 (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                 (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct; except that:

                 (i) this clause (c) shall not be construed to limit the effect of clause (a) of this Section 6.01;

                 (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                 (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Notes relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Notes; and

                 (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers.

                 (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 6.01.

         Section 6.02. Notice of Defaults. Within 30 days after the occurrence of any default hereunder with respect to the Notes, the Trustee shall transmit by mail to all Holders of Notes, as their names and addresses appear in the Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of or premium, if any, or interest on any Note, the Trustee shall be protected in withholding such notice if and so long as a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Notes.

         Section 6.03.  Certain Rights of Trustee. Subject to the provisions of
Section 6.01:


                 (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties;

                 (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                 (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                 (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                 (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture (including, without limitation, pursuant to Section 5.12), unless such Holders shall have offered to the Trustee reasonable indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it or the counsel or agents in compliance with such request or direction;

                 (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit at the expense of the Company and shall incur no liability of any kind by reason of such inquiry or investigation;

                 (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

                 (h) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder.

         Section 6.04. Not Responsible for Recitals or Issuance of Notes. The recitals contained herein and in the Notes, except the Trustee's certificate of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Notes, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Notes and perform its obligations hereunder and that the statements made by it in any Statement of Eligibility on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Notes or the proceeds thereof.

         Section 6.05. May Hold Notes. The Trustee, any Authenticating Agent, any Paying Agent, any Note Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to Section 6.12, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Note Registrar or such other agent.

         Section 6.06. Money Held in Trust. Except as otherwise expressly provided herein, money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

         Section 6.07.  Compensation and Reimbursement. The Company agrees:

                 (i) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder;

                 (ii) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as shall be determined to have been caused by its own negligence or willful misconduct; and

                 (iii) to indemnify the Trustee for, and to hold it harmless against, any loss, liability, claim, damage or expense, including reasonable fees and expenses of counsel, incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent that any such loss, liability or expense is determined by a court of competent jurisdiction to have been caused by the Trustee's own negligence or willful misconduct.

         "Trustee" for purposes of this Section 6.07 shall include any predecessor Trustee, but the negligence or willful misconduct of any Trustee shall not affect the rights or obligations of the Company or any other Trustee hereunder.

         When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.01(e) or (f), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any U.S. federal or state bankruptcy, insolvency or other similar law.

         The provisions of this Section 6.07 shall survive the termination of this Indenture.

         Section 6.08. Corporate Trustee Required; Eligibility. (a) There shall at all times be a Trustee hereunder which shall:

                 (i) be a Corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia authorized under such laws to exercise corporate trust powers;

                 (ii) be eligible under Section 310(a) of the Trust Indenture Act to act as trustee under an indenture qualified under the Trust Indenture Act; and

                 (iii) have a combined capital and surplus of at least $100,000,000 and be subject to supervision or examination by U.S. federal or state authority.

                 (b) If such Corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 6.08, the combined capital and surplus of such Corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.08, it shall resign immediately in the manner and with the effect hereinafter specified in this Article 6.

                 (c) The Trustee shall comply with Section 310(b) of the Trust Indenture Act regarding disqualification of a trustee upon acquiring a conflicting interest.

         Section 6.09. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article 6 shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.10. The indemnities existing in favor of the Trustee hereunder shall survive the Trustee's resignation or removal or termination of this Indenture.

                 (b) The Trustee may resign at any time with respect to the Notes by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.10 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition at the expense of the Company any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Notes.

                 (c) The Trustee may be removed at any time with respect to the Notes by the Company or by Act of the Holders of a majority in principal amount of the Outstanding Notes, delivered to the Trustee, and to the Company in the case of an Act of the Holders.

                 (d)    If at any time:

                 (i) the Trustee shall fail to comply with the obligations imposed upon it under Section 310(b) of the Trust Indenture Act with respect to the Notes after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Note for at least six months;

                 (ii)   the Trustee shall cease to be eligible under Section
         6.08 and shall fail to resign after written request therefor by the Company or by any such Holder; or

                 (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company may remove the Trustee with respect to the Notes, or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Note for at least six months may, on behalf of such Holder and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to the Notes and the appointment of a successor Trustee.

                 (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Notes, the Company shall promptly appoint a successor Trustee with respect to the Notes (it being understood that at any time there shall be only one Trustee with respect to the Notes).

         If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Notes shall be appointed by an Act of the Holders of a majority in principal amount of the Outstanding Notes delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.10, become the successor Trustee with respect to the Notes and supersede the successor Trustee appointed by the Company.

         If no successor Trustee with respect to the Notes shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 6.10, any Holder who has been a bona fide Holder of a Note for at least six months may, on behalf of such

Holder and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Notes.

                 (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Notes and each appointment of a successor Trustee with respect to the Notes by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Notes as their names and addresses appear in the Register. Each notice shall include the name of the successor Trustee with respect to the Notes and the address of its Corporate Trust Office.

         Section 6.10. Acceptance of Appointment by Successor. (a) In case of the appointment hereunder of a successor Trustee with respect to all Notes, every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

                 (b) In case of the appointment hereunder of a successor Trustee with respect to the Notes, the Company, the retiring Trustee and each successor Trustee with respect to the Notes shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which,

                 (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Notes, and

                 (ii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee;

it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee.

         Upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Notes; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Notes.

                 (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in clause (a) or (b) of this Section 6.10, as the case may be.

                 (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article 6.

         Section 6.11. Merger, Conversion, Consolidation or Succession to Business. Any Corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any Corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such Corporation shall be otherwise qualified and eligible under this Article 6, without the execution or filing of any paper or any further act on the part of any of the parties hereto. Notwithstanding the foregoing, at the request of the Trustee, the parties shall execute and deliver such writings as the Trustee reasonably may request to reflect such succession. In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes; and in case at that time any of the Notes shall not have been authenticated, any successor Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Notes in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

         Section 6.12. Preferential Claims. Reference is made to Section 311 of the Trust Indenture Act. For purposes of Section 311(b)(4) and (6) of such Act:

                 (i) "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand; and

                 (ii) "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

         If and when the Trustee shall be or become a creditor of the Company (or any other obligor under the Notes), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

         Section 6.13. Appointment of Authenticating Agent. At any time when any of the Notes remain Outstanding, the Trustee may appoint an Authenticating Agent or Agents with respect to the Notes which shall be authorized to act on behalf of the Trustee to authenticate Notes issued upon original issuance, exchange or registration of transfer or partial redemption thereof or pursuant to Section 3.07, and Notes so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in the Indenture to the authentication and delivery of Notes by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent.

         Each Authenticating Agent shall be acceptable to the Company and shall at all times be a Corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by U.S. federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 6.13, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this
Section 6.13, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 6.13.

         Any Corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any Corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any Corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided that such Corporation shall be otherwise eligible under this Section 6.13, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving 30 days' written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.13, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Notes with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 6.13.

         The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section 6.13, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 6.07.

         If an Authenticating Agent is appointed with respect to the Notes pursuant to this Section 6.13, the Notes may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

                        This is one of the Notes designated therein referred to in the within-mentioned Indenture.

                 BNY Midwest Trust Company, as Trustee


                 By:
                      --------------------------------------------
                               As Authenticating Agent


                 By:
                      --------------------------------------------
                                 Authorized Signatory

         If the Notes may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Notes upon original issuance located in a Place of Payment where the Company wishes to have Notes authenticated upon original issuance, the Trustee, if so requested by the Company in writing or by facsimile (which writing need not comply with Section
1.02 and need not be accompanied by an Opinion of Counsel), shall appoint in accordance with this Section 6.13 an Authenticating Agent having an office in a Place of Payment designated by the Company with respect to the Notes.

                                    ARTICLE 7

                Holders' Lists and Reports by Trustee and Company

         Section 7.01. Company to Furnish Trustee Names and Addresses of Holders. The Company will furnish or cause to be furnished to the Trustee with respect to the Notes:

                 (i) semi-annually, not later than each Interest Payment Date a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of the preceding Regular Record Date therefor, and

                 (ii) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that so long as the Trustee is the Note Registrar no such list shall be required to be furnished.

         Section 7.02.  Preservation of Information; Communications to Holders.
(a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of the Notes contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of such Holders received by the Trustee in its capacity as Note Registrar. The Trustee may destroy any list of the Holders of Notes furnished to it as provided in Section 7.01 upon receipt of a new list of such Holders.

                 (b) If two or more Holders of Notes (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Note for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Notes with respect to their rights under this Indenture or under the Notes and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either:

                 (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 7.02(a) with respect to the Notes, or

                 (ii) inform such applicants as to the approximate number of Holders of Notes whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 7.02(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

         If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of Notes whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 7.02(a) a copy of the form or proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

                 (c) Every Holder of Notes, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 7.02(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 7.02(b).

         Section 7.03. Reports by Trustee. (a) Within 60 days after May 15 of each year commencing with the year 2004, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Register, a brief report, dated as of such May 15, if any, as may be required by Section 313(a), 313(b)(2) and 313(c) of the Trust Indenture Act.

                 (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Notes are listed, with the Commission and with the Company. The Company will notify the Trustee when any Notes are listed on any stock exchange or delisted therefrom.

         Section 7.04.  Reports by Company.  The Company shall:

                 (a) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to
Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                 (b) if the Company is no longer required (or is not required, as the case may be) to file reports pursuant to Section 13 or 15(d) of the Exchange Act, then it shall promptly furnish or cause to be furnished such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) to such Holder or to a prospective purchaser of a Note who is designated by such Holder, upon the request of such Holder or prospective purchaser, in order to permit compliance with Rule 144A under the Securities Act.

                 (c) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                 (d) transmit by mail to all Holders, as their names and addresses appear in the Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to clauses (a) through (c) of this Section 7.04 as may be required by rules and regulations prescribed from time to time by the Commission.

                 (e) Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Issuer's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                                    ARTICLE 8

              Consolidation, Merger, Conveyance, Transfer or Lease

         Section 8.01. Company May Consolidate, Etc. on Certain Terms. The Company shall not in a single transaction or a series of related transactions, consolidate or merge with or into any other Person, permit any other Person to consolidate with or merge into the Company or convey, transfer or lease all or substantially all of its properties and assets to any other Person, unless:

                 (a) in case the Company shall not be the surviving entity or the Company shall convey, transfer or lease all or substantially all of its properties and assets to any other Person, the Person formed by such consolidation or merger or the Person to which all or substantially all of the properties and assets of the Company are conveyed, transferred or leased, as the case may be, shall be a Corporation organized and existing under the laws of the United States of America, any state thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and premium, if any, and interest on all Outstanding Notes and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

                 (b) immediately after giving effect to any such transaction and treating any Indebtedness that becomes an obligation of the Company or any Subsidiary of the Company as a result of such transaction as having been incurred by the Company or any Subsidiary of the Company at the time of such transaction, no default or Event of Default shall have occurred and be continuing;

                 (c) if, as a result of any such transaction, the properties or assets of the Company would become subject to a Lien which would not be permitted by the covenant specified contained in Section 10.08 of this Indenture, the Company or such successor Person, as the case may be, shall take those steps that are necessary to secure the Notes equally and ratably with Indebtedness secured by such Lien; and

                 (d) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article 8 and that all conditions precedent herein provided for relating to such transaction have been complied with.

         Section 8.02. Successor Corporation Substituted. Upon any consolidation or merger by the Company with or into any other Corporation or any conveyance, transfer or lease of all or substantially all of the properties and assets of the Company to any other Person in accordance with Section 8.01, the successor Corporation formed by such consolidation or merger or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Corporation has been named as the Company herein, and thereafter, except in the case of a lease to another Person, the predecessor Corporation shall be relieved of all obligations and covenants under this Indenture and the Notes.

                                    ARTICLE 9

                             Supplemental Indentures

         Section 9.01. Supplemental Indentures Without Consent of Holders. Without the consent of any Holders, the Company and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                 (a) to evidence the succession of another Person to the Company and the assumption by any such successor of the obligations and covenants of the Company contained herein and in the Notes;

                 (b) to add to the covenants of the Company for the benefit of the Holders of the Notes or to surrender any right or power herein conferred upon the Company under this Indenture or the Notes;

                 (c) to add any additional Events of Default with respect to the Notes;

                 (d)    to secure the Notes;

                 (e) to cure any ambiguity, to correct or supplement any provision in this Indenture or the Notes which may be inconsistent with any other provision in this Indenture or the Notes, or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not materially adversely affect the interests of the Holders of any Notes then Outstanding (to be evidenced by an Opinion of Counsel); it being understood that any such action made solely to conform this Indenture or the Notes to the final offering memorandum provided to investors in connection with the initial offering of the Notes by the Company will not be deemed to materially adversely affect the interest of the Holders of any Notes;

                 (f) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.10(b);

                 (g) to modify the Restrictive Legend; provided, however, that any such modification shall not adversely affect the interests of the Holders or beneficial owners of any Notes then Outstanding;

                 (h) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of the Notes pursuant to Article Twelve, provided that no such supplement shall materially adversely affect the interest of the Holders of any Notes then Outstanding; or

                 (i) to amend or supplement any provision contained in this Indenture or the Notes, provided that no such amendment or supplement shall materially adversely affect the interests of the Holders of any Notes then Outstanding (to be evidenced by an Opinion of Counsel).

         Section 9.02. Supplemental Indentures with Consent of Holders. With the consent of the Holders of a majority in the principal amount of the Outstanding Notes affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby,

                 (a) change the Stated Maturity of the principal of, or any installment of interest on, any such Note, or reduce the principal amount thereof, rate of interest thereon or any amount payable upon redemption thereof, or change any Place of Payment where, or the currency in which, the principal of and any premium and interest on any such Note is payable, or impair the right to institute suit for the enforcement of any payment on or with respect to any such Note on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date);

                 (b) reduce the percentage in principal amount of the Outstanding Notes the consent of whose Holders is required to modify or amend this Indenture or the Notes, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture; or

                 (c)    modify any of the provisions of this Section 9.02 or
Section 5.13, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby.

         It shall not be necessary for any Act of Holders under this Section
9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         Section 9.03. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article 9 or the modifications thereby of the trusts created by this Indenture, the Trustee shall be provided with and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Section 9.04. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article 9, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         Section 9.05. Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article 9 shall conform to the requirements of the Trust Indenture Act as then in effect.

         Section 9.06. Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article 9 may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

                                   ARTICLE 10

                                    Covenants

         Section 10.01. Payment of Principal, Premium and Interest.

         The Company covenants and agrees for the benefit of the Holders of Notes that it will duly and punctually pay the principal of and premium, if any, and interest on the Notes in accordance with the terms of the Notes and this Indenture.

         Section 10.02. Maintenance of Office or Agency.

         The Company will maintain in each Place of Payment for the Notes an office or agency where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

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

         The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Notes for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

         Section 10.03. Money for Note Payments to be Held in Trust.

         If the Company shall at any time act as its own Paying Agent with respect to the Notes, it will, on or before each due date of the principal of or premium, if any, or interest on any of the Notes, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents for the Notes, it will, on or prior to each due date of the principal of or premium, if any, or interest on any Notes, deposit with a Paying Agent a sum sufficient to pay such principal, premium or interest, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         The Company will cause each Paying Agent for the Notes other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 10.03, that such Paying Agent will comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and:

                 (i) hold all sums held by it for the payment of the principal of or premium, if any, or interest on Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                 (ii) give the Trustee notice of any default by the Company (or any other obligor upon the Notes) in the making of any payment, and in respect of the Notes, of any Event of Default; and

                 (iii) at any time during the continuance of any such default or Event of Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent for payment in respect of the Notes.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or received by the Trustee (or another trustee satisfying the requirements of Section 6.08) in respect of Government Obligations deposited with the Trustee (or such other trustee) pursuant to Section 12.04, or then held by the Company, in trust for the payment of the principal of or premium, if any, or interest on any Note and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, New York, or to be mailed to such Holder, or both, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the earlier of the date of such publication or such mailing, any unclaimed balance of such money then remaining will be repaid to the Company.

         Section 10.04. Statement by Officers as to Default.

         The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

         The Company shall deliver to the Trustee, as soon as possible and in any event within five days after the Company becomes aware of the occurrence of any Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate setting forth the details of such Event of Default or default and the action which the Company proposes to take with respect thereto.

         Section 10.05. Existence.

         Subject to Article 8, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

         Section 10.06. Maintenance of Properties.

         The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary of the Company to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section 10.06 shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary of the Company and not disadvantageous in any material respect to the Holders.

         Section 10.07. Payment of Taxes and Other Claims.

         The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary of the Company or upon the income, profits or property of the Company or any Subsidiary of the Company, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary of the Company; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim (i) whose amount, applicability or validity is being contested in good faith by appropriate proceedings or (ii) whose amount, together with all other such taxes, assessments, charges or claims, does not exceed $250,000 at any one time.

         Section 10.08. Limitations on Liens.

         The Company will not at any time directly or indirectly create or assume and will not cause or permit a Subsidiary of the Company directly or indirectly to create or assume, otherwise than in favor of the Company or a Wholly-Owned Subsidiary of the Company, any Lien upon (1) any Principal Facility or any interest it may have therein, (2) any stock of any Subsidiary of the Company or (3) any Indebtedness of any Subsidiary of the Company to the Company or any other Subsidiary of the Company, whether now owned or hereafter acquired, without making effective provision (and the Company covenants that in such case it will make or cause to be made effective provision) whereby the Notes and any other Indebtedness of the Company then entitled thereto shall be secured by such Lien equally and ratably with any and all other obligations and Indebtedness thereby secured, so long as any such other obligations and Indebtedness shall be so secured; provided, however, that the foregoing covenant shall not be applicable to the following:

                 (a) (i) any Lien on any Principal Facility hereafter acquired or constructed by the Company or a Subsidiary, or on which such Principal Facility so constructed is located, and created prior to, contemporaneously with or within 360 days after, such acquisition or construction or the commencement of commercial operation of such Principal Facility to secure or provide for the payment of any part of the purchase or construction price of such Principal Facility, or (ii) the acquisition by the Company or a Subsidiary of the Company of any Principal Facility subject to any Lien upon such Principal Facility existing at the time of acquisition thereof, whether or not assumed by the Company or such Subsidiary of the Company, or (iii) any Lien existing on the property, shares of stock or indebtedness of a corporation at the time such corporation shall become a Subsidiary of the Company, or (iv) any conditional sales agreement or other title retention agreement with respect to any Principal Facility hereafter acquired or constructed; provided that, in the case of clauses (i) through (iv) of this Section 10.08, such Lien does not spread to any Principal Facility owned prior to such acquisition or construction or to any other Principal Facility thereafter acquired or constructed other than additions to such acquired or constructed Principal Facility and other than property on which such Principal Facility so constructed is located; and provided, further, that if a firm commitment from a bank, insurance company or other lender or investor (not including the Company or, a Subsidiary or an Affiliate of the Company) for the financing of the acquisition or construction of any Principal Facility is made prior to, contemporaneously with or within the 360-day period hereinabove referred to, the applicable Lien shall be deemed to be permitted by this subsection (a) whether or not created or assumed within such period;

                 (b) any Lien created for the sole purpose of extending, renewing or refunding any Lien permitted by subsection (a) of this
         Section 10.08; provided, however, that the principal amount of Indebtedness secured thereby shall not exceed the principal amount of Indebtedness so secured at the time of such extension, renewal or refunding and that such extension, renewal or refunding Lien shall be limited to all or any part of the same collateral that secured the Lien extended, renewed or refunded;

                 (c) (i) Liens for taxes or assessments or governmental charges or levies not then due and delinquent or the validity of which is being contested in good faith, and against which an adequate reserve has been established; (ii) Liens on any Principal Facility created in connection with pledges or deposits to secure public or statutory obligations or to secure performance in connection with bids or contracts; (iii) materialmen's, mechanics', carrier's, workmen's, repairmen's or other like Lien or Liens on any Principal Facility created in connection with deposits to obtain the release of such Liens; (iv) Liens on any Principal Facility created in connection with deposits to secure surety, stay, appeal or customs bonds; (v) Liens created by or resulting from any litigation or legal proceeding which is currently being contested in good faith by appropriate proceedings;
         (vi) leases and Liens, rights of reverter and other possessory rights of the lessor thereunder; (vii) zoning restrictions, easements, rights-of-way or other restrictions on the use of real property or minor irregularities in the title thereto; and (viii) any other Liens and encumbrances similar to those specified in this subsection (c) the existence of which does not, in the opinion of the Company, materially impair the use by the Company or any Subsidiary of the Company of the affected Principal Facility in the operation of the business of the Company or any Subsidiary of the Company, or the value of such Principal Facility for the purposes of such business;

                 (d) any contracts for production, research or development with or for the Government, directly or indirectly, providing for advance, partial or progress payments on such contracts and for a Lien, paramount to all other Liens, upon money advanced or paid pursuant to such contracts, or upon any material or supplies in connection with the performance of such contracts to secure such payments to the Government, and Liens or other evidences of interest in favor of the Government, paramount to all other Liens, on any equipment, tools, machinery, land or buildings hereafter constructed, installed or purchased by the Company or any Subsidiary of the Company primarily for the purpose of manufacturing or producing any product or performing any development work, directly or indirectly, for the Government to secure Indebtedness incurred and owing to the Government for the construction, installation or purchase of such equipment, tools, machinery, land or buildings; it being understood that, for purposes of this subsection
         (d), "Government" shall mean the Government of the United States of America and any department, agency or political subdivision thereof and the government of any foreign country with which the Company or any of its Subsidiaries is permitted to do business under applicable law and any department, agency or political subdivision thereof;

                 (e) any Lien created after the date of this Indenture on any Principal Facility leased to or purchased by the Company or any Subsidiary of the Company after that date and securing, directly or indirectly, obligations issued by a State, a territory or a possession of the United States, or any political subdivision of any of the foregoing, or the District of Columbia, to finance the cost of acquisition or cost of construction of such Principal Facility, provided that the interest paid on such obligations is entitled to be excluded from gross income of the recipient pursuant to Section 103(a)(1) of the Internal Revenue Code of 1986 (or any successor to such provision) as in effect at the time of the issuance of such obligations;

                 (f) any Lien on any Principal Facility now owned or hereafter acquired or constructed by the Company or any Subsidiary of the Company, or on which such Principal Facility so owned, acquired or constructed is located, to secure or provide for the payment of any part of the construction price or cost of improvements of such Principal Facility, and created prior to, contemporaneously with or within 360 days after, such construction or improvement; provided, that if a firm commitment from a bank, insurance company or other lender or investor (not including the Company, or a Subsidiary or an Affiliate of the Company) for the financing of the acquisition or construction of such Principal Facility is made prior to, contemporaneously with or within the 360-day period hereinabove referred to, the applicable Lien shall be deemed to be permitted by this subsection (f) whether or not created or assumed within such period; and

                 (g) any Lien not otherwise permitted under this Section 10.08; provided that the aggregate amount of Indebtedness secured by all such Liens plus the aggregate sale price of property involved in sale and leaseback transactions of one or more Principal Facilities not otherwise permitted except under Section 10.09(a) does not exceed 15% of Consolidated Stockholders' Equity.

         Section 10.09. Limitations on Sale and Leaseback Transactions.

         The Company will not, and will not permit any Subsidiary of the Company to, sell or transfer (except to the Company or one or more of its Wholly-Owned Subsidiaries, or both) any Principal Facility owned by it on the date of this Indenture with the intention of taking back a lease of such property, other than a lease for a temporary period not to exceed 36 months with the intent that the use by the Company or such Subsidiary of the Company of such property will be discontinued at or before the expiration of such period, unless either:

                 (a) the sum of the aggregate sale price of property involved in sale and leaseback transactions not otherwise permitted under this Section
10.09 plus the aggregate amount of Indebtedness secured by all Liens not otherwise permitted except under Section 10.08(g) does not exceed 15% of Consolidated Stockholders' Equity; or

                 (b) the Company, within 180 days after the sale and leaseback transaction shall have been made by the Company or any Subsidiary of the Company, applies an amount equal to the greater of (i) the proceeds of the sale of the Principal Facility sold and leased back in such transaction or (ii) the fair market value of the Principal Facility sold and leased back at the time of entering into such transaction (which may be conclusively determined by the Board of Directors of the Company) to the retirement of Notes or other Funded Debt of the Company ranking on a parity with the Notes; provided, that the amount required to be applied to the retirement of Notes or other Funded Debt of the Company pursuant to this clause (b) shall be reduced by (1) the principal amount of any Notes delivered within 180 days after such sale and leaseback to the Trustee for retirement and cancellation, and (2) the principal amount of any other Funded Debt of the Company ranking on a parity with the Notes voluntarily retired by the Company within 180 days after such sale and leaseback, whether or not any such retirement of Funded Debt shall be specified as being made pursuant to this clause (b). Notwithstanding the foregoing, no retirement of Funded Debt referred to in this clause (b) may be effected by payment at maturity or pursuant to any mandatory sinking fund payment or any mandatory prepayment provisions.

         Section 10.10. Waiver of Certain Covenants.

         The Company may, with respect to the Notes, omit in any particular instance to comply with any term, provision or condition set forth in any covenant provided pursuant to Section 9.01(b) for the benefit of the Holders of Notes or in any of Sections 10.06 to 10.09, inclusive, if before the time for such compliance the Holders of a majority in principal amount of the Outstanding Notes shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                   ARTICLE 11

                               Redemption of Notes

         Section 11.01. Terms.

         The Company may, at its option, redeem the Notes, in whole or from time to time in part, prior to June 27, 2008, at a Redemption Price equal to the greater of (i) 100% of the principal amount of Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Notes to be redeemed (exclusive of unpaid interest accrued thereon to the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year of twelve 30-day months) at the Treasury Rate plus

15 basis points, plus, in each case, unpaid interest on the Notes to be redeemed accrued to the Redemption Date.

         In the case of any redemption of the Notes, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Notes at the close of business on the relevant Regular Record Date. Notes (or portions thereof) for whose redemption provision is made in accordance with this Indenture shall cease to bear interest from and after the Redemption Date.

         Section 11.02. Election to Redeem; Notice to Trustee.

         The election of the Company to redeem any Notes shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Notes, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be acceptable to the Trustee), notify the Trustee of such Redemption Date and the principal amount of the Notes to be redeemed.

         Section 11.03. Selection by Trustee of Notes to be Redeemed.

         If less than all the Notes are to be redeemed pursuant to Section 11.01, the particular Notes to be redeemed shall be selected, not more than 90 days prior to the Redemption Date, by the Trustee from among the Outstanding Notes not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for the Notes or any integral multiple thereof) of the principal amount of the Notes of a denomination larger than the minimum authorized denomination for the Notes.

         The Trustee shall promptly notify the Company in writing of the Notes selected for redemption and, in the case of any Notes selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Notes shall relate, in the case of any Notes redeemed or to be redeemed only in part, to the portion of the principal amount of such Notes which has been or is to be redeemed.

         Section 11.04. Notice of Redemption. Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Notes to be redeemed. Failure to give notice by mailing in the manner herein provided to the Holder of any Notes designated for redemption as a whole or in part, or any defect in the notice to any such Holder, shall not affect the validity of the proceedings for the redemption of any other Notes or portion thereof.

         All notices of redemption shall state:

                 (i)    the Redemption Date;

                 (ii)   the Redemption Price;

                 (iii) the aggregate principal amount of the Notes to be redeemed;

                 (iv) if less than all of the Outstanding Notes are to be redeemed, the identification (and, in the case of partial redemption, the portions of the principal amounts) of the particular Notes to be redeemed;

                 (v) that on the Redemption Date the Redemption Price will become due and payable upon each such Note to be redeemed and that interest thereon will cease to accrue on and after said date;

                 (vi) the place or places where such Notes are to be surrendered for payment of the Redemption Price;

                 (vii) the CUSIP numbers of such Notes, if any (or any other numbers used by the Depositary to identify such Notes); and

                 (viii) that, unless the Company defaults in paying the Redemption Price, interest will cease to accrue on the Notes called for redemption on the Redemption Date.

         Notice of redemption of Notes to be redeemed shall be given by the Company or, on Company Request, by the Trustee at the expense of the Company.

         Section 11.05. Deposit of Redemption Price. On or before any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money sufficient to pay the Redemption Price of all the Notes which are to be redeemed on that date.

         Section 11.06. Notes Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Notes so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price) such Notes shall cease to bear interest. Upon surrender of any such Note for redemption in accordance with said notice, such Note shall be paid by the Company at the Redemption Price; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Notes, or one or more Predecessor Notes, registered as such at the close of business on the relevant Regular Record Dates according to their terms.

         If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal thereof shall, until paid, bear interest from the Redemption Date at the rate borne by the Note.

         Section 11.07. Notes Redeemed In Part.

         Any Note which is to be redeemed only in part shall be surrendered at an office or agency in accordance with the notice of redemption (with, if the Company or the Trustee shall so require, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or other appropriate person), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Note, without service charge, a new Note or Notes of any authorized denominations as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Note so surrendered.

                                   ARTICLE 12

                       Defeasance and Covenant Defeasance

         Section 12.01. Company's Option to Effect Defeasance or Covenant Defeasance. The Company may at its option, at any time, with respect to the Notes, elect to have either Section 12.02 or Section 12.03 be applied to the Outstanding Notes upon compliance with the conditions set forth below in this
Article 12.

         Section 12.02. Defeasance and Discharge. Upon the Company's exercise of the above option applicable to this Section 12.02, the Company shall be deemed to have been discharged from their respective obligations with respect to the Outstanding Notes on the date the conditions set forth below are satisfied (hereinafter, "defeasance").

         For this purpose, defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Notes and to have satisfied all its other obligations under such Notes and this Indenture insofar as such Notes are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder:

                 (a) the rights of Holders of Outstanding Notes to receive, solely from the trust fund described in Section 12.04 and as more fully set forth in such Section 12.04, payments in respect of the principal of and premium, if any, and interest on such Notes when such payments are due;

                 (b) the Company's obligations with respect to such Notes under Sections 3.04, 3.05, 3.07, 6.07, 10.02 and 10.03;

                 (c) the rights, powers, trusts, duties and immunities and other provisions in respect of the Trustee hereunder; and

                 (d)    this Article 12.

         Subject to compliance with this Article 12, the Company may exercise its option under this Section 12.02 notwithstanding the prior exercise of its option under Section 12.03 with respect to the Notes.

         Section 12.03. Covenant Defeasance. Upon the Company's exercise of the above option applicable to this Section 12.03, the Company shall be released from its obligations under Sections 10.06, 10.07, 10.08 and 10.09 with respect to the Outstanding Notes on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance").

         For this purpose, covenant defeasance means that, with respect to the Outstanding Notes, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Notes shall be unaffected thereby. Following a covenant defeasance, payment of the Notes may not be accelerated because of an Event of Default under Section 5.01(d) relating thereto.

         Section 12.04. Conditions to Defeasance or Covenant Defeasance. The following shall be the conditions to application of either Section 12.02 or
Section 12.03 to the Outstanding Notes.

                 (a) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 6.08 who shall agree to comply with the provisions of this Article Twelve applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Notes, (A) an amount in Dollars, or (B) Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, no later than one Business Day prior to the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, without reinvestment, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of and premium, if any, and interest on all Outstanding Notes on the Stated Maturity therefor in accordance with the terms of this Indenture and such Notes. Before such a deposit, the Company may make arrangements satisfactory to the Trustee for the redemption of any Notes at a future date in accordance with any redemption provisions relating to such Notes, which shall be given effect in applying the foregoing.

                 (b) No default or Event of Default with respect to the Notes shall have occurred and be continuing on the date of such deposit and, with respect to defeasance only, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                 (c) Such defeasance or covenant defeasance shall not cause the Trustee for the Notes to have a conflicting interest for purposes of the Trust Indenture Act.

                 (d) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company or any Subsidiary of the Company is a party or by which any of them are bound.

                 (e) In the case of an election under Section 12.02, the Company shall have delivered to the Trustee an Opinion of Counsel stating that
(x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable U.S. federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Notes will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

                 (f) In the case of an election under Section 12.03, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Notes will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such covenant defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

                 (g) Such defeasance or covenant defeasance shall be effected in compliance with any additional terms, conditions or limitations which may be imposed on the Company in connection therewith pursuant to Article 9.

                 (h) The Company shall have delivered to the Trustee an Officers' Certificate or an Opinion of Counsel, stating that all conditions precedent provided for in the Indenture relating to either the defeasance under
Section 12.02 or the covenant defeasance under Section 12.03 (as the case may be) have been complied with.

         Section 12.05. Deposited Money and Government Obligations to be Held in Trust; Other Miscellaneous Provisions. Subject to the provisions of the last two paragraphs of Section 10.03, all money and Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee -- collectively, for purposes of this Section, the "Trustee") pursuant to Section
12.04 in respect of the Outstanding Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any Paying Agent (but not including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Notes, of all sums due and to become due thereon in respect of principal, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

         The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 12.04 or the principal, premium, if any, and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding.

         Anything in this Article 12 to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or Government Obligations held by it as provided in Section
12.04 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                                FISERV, INC., Issuer
Attest:

By: /s/ Charles W. Sprague                      By: /s/Leslie M. Muma
    ----------------------------------------        ----------------------------
    Name: Charles W. Sprague                        Name:  Leslie M. Muma
    Title: Executive Vice President, General        Title:  President and Chief
             Counsel, Chief Administrative                    Executive Officer
             Officer and Secretary
                                                BNY MIDWEST TRUST COMPANY,
                                                 as Trustee


                                                By: /s/ Roxane Ellwanger
                                                    ----------------------------
                                                    Name:  Roxane Ellwanger
                                                    Title: Assistant Vice
                                                           President

                                                                       EXHIBIT A

                                  FORM OF NOTE

[If this a Rule 144A Global Note or a Restricted Certificated Note, add the following Restrictive Legend: THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF THAT REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. BY ITS ACQUISITION HEREOF, THE HOLDER OF THIS NOTE AND BENEFICIAL OWNERS OF INTERESTS HEREIN EACH (1) REPRESENTS THAT IT IS (A) A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A ("RULE 144A") UNDER THE SECURITIES ACT) (A "QIB"), (B) ONLY IN THE CASE OF CLAUSE (E) BELOW, AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPHS (a)(1), (2), (3), (7) OR (8) OF RULE 501 UNDER THE SECURITIES ACT (AN "IAI") THAT IS ACQUIRING THIS NOTE OR INTEREST FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER IAI FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (C) ONLY IN THE CASE OF CLAUSE (D) BELOW, A PERSON THAT, AT THE TIME THE BUY ORDER WAS ORIGINATED, WAS OUTSIDE THE UNITED STATES AND WAS NOT A U.S. PERSON (AND WAS NOT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON) WITHIN THE MEANING OF REGULATION S ("REGULATION S") UNDER THE SECURITIES ACT, (2) AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE OR INTEREST PRIOR TO THE DATE WHICH IS THE LATER OF (X) TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) OF THE SECURITIES ACT) AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THIS NOTE AND THE LAST DATE ON WHICH FISERV, INC. OR ANY "AFFILIATE" (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF FISERV, INC. WAS THE OWNER OF THIS NOTE OR INTEREST (OR ANY PREDECESSOR OF THIS NOTE OR INTEREST) OR (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW (THE "RESALE RESTRICTION TERMINATION DATE"), EXCEPT (A) TO FISERV, INC., (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A QIB THAT PURCHASES THIS NOTE OR INTEREST FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER QIB, IN EACH CASE TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO A NON-U.S. PERSON IN AN OFFSHORE TRANSACTION WITHIN THE MEANING OF, AND IN ACCORDANCE WITH, REGULATION S, (E) TO AN IAI THAT IS ACQUIRING THIS NOTE OR INTEREST FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER IAI FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE

REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (INCLUDING RULE 144 UNDER THE SECURITIES ACT), SUBJECT IN EACH OF THE FOREGOING CASES TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF ITS PROPERTY OR THE PROPERTY OF THE APPLICABLE INVESTOR ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN ITS OR THEIR CONTROL AND TO COMPLIANCE WITH THE SECURITIES LAWS OF ANY APPLICABLE STATE OF THE UNITED STATES OR OTHER JURISDICTION, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE OR INTEREST IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.] [Include in Certificated Notes ; PROVIDED THAT FISERV, INC. AND THE TRUSTEE SHALL HAVE THE RIGHT PRIOR TO ANY OFFER, SALE OR TRANSFER OF THIS NOTE PURSUANT TO CLAUSE (D), (E), OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO FISERV, INC. AND THE TRUSTEE]. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THIS NOTE OR INTEREST PURSUANT TO CLAUSE 2(B) ABOVE OR UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

[Include In Global Notes: UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IN EXCHANGE FOR THIS NOTE OR ANY PORTION HEREOF IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER AND HOLDER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL THIS NOTE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO DTC OR ANOTHER NOMINEE OF OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.]

REGISTERED                                      Principal Amount $__________
No. ______________                              as revised by the Schedule of
                                                Changes in Outstanding Principal
CUSIP NO. _________                             Amount attached hereto as
                                                 Schedule 1

                                  FISERV, INC.

                                __% NOTE DUE 20__

         Fiserv, Inc., a Wisconsin corporation (the "Company", which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay Cede & Co., c/o The Depository Trust Company, 55 Water Street, New York, New York 10041, or registered assigns, the principal sum of ________________ ($________________ )
as revised by the Schedule of Changes in Outstanding Principal Amount attached hereto as Schedule 1 hereto on _____________, 20__ (the "Stated Maturity Date"), unless this Note is redeemed on a Redemption Date (as defined on the reverse hereof) prior to the Stated Maturity Date in accordance with the provisions specified on the reverse hereof (such Stated Maturity Date or any Redemption Date is referred to herein as the "Maturity Date" with respect to the principal repayable on such date), and to pay interest on the outstanding principal amount of this Note from _______, 2003 or, if applicable, the most recent "Interest Payment Date" to which interest has been paid or duly made available for payment, semi-annually in arrears on _______ and _______ of each year, commencing _______ , [2003], and, if applicable, on the Maturity Date, at the rate of __% per annum, until the principal hereof is paid or duly made available for payment, provided that if any Registration Default with respect to this Note occurs under, and within the meaning of, the Registration Rights Agreement, then the per annum interest rate on this Note will increase for the period from the occurrence of such Registration Default until such time as no Registration Default is in effect with respect to this Note (at which time the per annum interest rate will be reduced to ___%) at a per annum rate of 0.25% for the first 90-day period following the occurrence of such Registration Default and by an additional 0.25% thereafter (up to a maximum of 0.50%).

         The interest so payable, and punctually paid or duly made available for payment, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the "Regular Record Date" for such interest, which shall be the _____ or _____ (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date [if this Note is an Original Note, then insert - ; provided that any unpaid interest (including any Additional Interest (as defined in the Registration Rights Agreement) payable upon the occurrence of a Registration Default) accrued on this Note upon the issuance of an Exchange Note in exchange for this Note shall cease to be payable to the Holder hereof and shall be payable on the next succeeding Interest Payment Date to the Holder thereof on the related Regular Record Date.] Any such interest not so punctually paid or duly made available for payment shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee referred to on the reverse hereof, notice of which shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

         Interest payments on this Note will be computed and paid on the basis of a 360-day year of twelve 30-day months. Interest payable on this Note on any Interest Payment Date and, if applicable, on the Maturity Date will include interest accrued from and including the most recent Interest Payment Date to which interest has been paid or duly made available for payment (or _________________, 2003, if no interest has been paid or been duly made available for payment) on this Note to but excluding such Interest Payment Date or the Maturity Date, as the case may be.

         The principal of and premium, if any, and interest, if any, on this Note payable on the Maturity Date will be paid against presentation of this Note at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York (the "Place of Payment"). The Company hereby appoints ___________ as Paying Agent for the Notes where Notes may be presented or surrendered for payment or transfer or exchange and where notices, designations or requests in respect of payments with respect to the Notes may be served.

         If any Interest Payment Date or the Maturity Date falls on a day that is not a Business Day (as defined below), principal, premium, if any, or interest payable with respect to such Interest Payment Date or the Maturity Date, as the case may be, will be paid on the next succeeding Business Day with the same force and effect as if it were paid on the date such payment was due, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or the Maturity Date, as the case may be, to such next succeeding Business Day. "Business Day" means any day other than Saturday, Sunday or other day on which banking institutions in The City of New York are obligated or authorized by law, regulation or executive order to close.

         Payments in respect of this Note will be made by the Company in immediately available funds in such currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                                FISERV, INC.


                                                By:
                                                    ----------------------------
                                                    Name:
                                                    Title:

Attest:

By:
    ----------------------------------------
    Name:
    Title:

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Notes of the series designated therein referred to in the Indenture.

BNY Midwest Trust Company,
 as Trustee

By:
    ----------------------------------------
       Authorized Signatory

Dated:
       -----------------------------------

                            [FORM OF REVERSE OF NOTE]

                                  FISERV, INC.

                               ____% NOTE DUE 20__

         This Note is one of a duly authorized issue of senior debt securities of the Company issued under an Indenture, dated as of __________ __, 20__ (the "Indenture"), among the Company and BNY Midwest Trust Company, as Trustee (the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which senior debt securities are, and are to be, authenticated and delivered thereunder. This Note is one of the duly authorized series of senior debt securities of the Company designated as "__% Notes due 20__" (the "Notes"), and the aggregate principal amount of the Notes to be issued under such series is initially limited to $___________ (subject to the provisions of the Indenture). Capitalized terms used herein but not defined have the meanings ascribed to such terms in the Indenture.

         In case an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may, and in certain cases shall, be accelerated in the manner and with the effect provided in the Indenture.

         This Note will be redeemable, in whole or in part, at the option of the Company at any time or from time to time on a date fixed for redemption therefor (a "Redemption Date") at a redemption price equal to the greater of (i) 100% of the principal amount of this Note to be redeemed and (ii) as determined by the Independent Investment Banker, the sum of the present values of the remaining scheduled payments of principal of and interest on this Note or the portion hereof to be redeemed (not including any unpaid interest accrued thereon to such Redemption Date), discounted to such Redemption Date semiannually (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus __ basis points, plus, in the case of each of clause (i) and (ii) above, unpaid interest accrued thereon to the Redemption Date (collectively, the "Redemption Price"). Notwithstanding the foregoing, the Company will pay any interest installment due on an Interest Payment Date that occurs on or before a Redemption Date to the Holder of this Note as of the close of business on the Regular Record Date immediately preceding such Interest Payment Date.

         Written notice of any redemption will be mailed to the Holder of this Note at least 30 days but not more than 60 days prior to the Redemption Date. Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on this Note or the portion hereof called for redemption.

         If less than all of the Notes are to be redeemed by the Company, the Trustee will elect, in such manner as it deems fair and appropriate, the Notes to be redeemed in whole or in part.

         This Note may not be repaid at the option of the Holder hereof prior to the Stated Maturity Date and is not subject to, or entitled to the benefit of, any sinking fund.

         The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Note or (ii) certain respective covenants and Events of Default with respect to this Note, in each case upon compliance with certain conditions set forth therein.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes at any time by the Company and the Trustee with the consent of the Holders a majority in the principal amount of the Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes at the time Outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note or Notes issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the times, places and rate, and in the currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Note is registrable in the Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Place of Payment, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Notes, of any authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         As provided in the Indenture and subject to certain limitations herein and therein set forth, this Note is exchangeable for the same aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same.

         The Notes are issuable only in fully registered form without interest coupons in denominations of $1,000 and any integral multiple of $1,000 in excess thereof.

         No service charge shall be made for any registration of transfer or exchange, but the Company may, in certain cases, require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner and Holder hereof for all purposes, whether or not this Note be overdue, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

         This Note shall be governed by, and construed in accordance with, the laws of the State of New York, including Section 5-1401 of the New York General Obligations Law, but otherwise without regard to the conflict of law rules of such State.

         All capitalized terms used but not defined in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

         TEN COM        as tenants in common

         TEN ENT        as tenants by the entireties

         JT TEN as joint tenants with right of survivorship and not as tenants in common

         UNIF GIFT MIN ACT ______________ Custodian ____________________
                              (Cust)                       (Minor)

                        under Uniform Gifts to Minors Act

                        _________________________________________________
                                             (State)

         Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assigns(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________

         PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE:
________________________________________________________________________________
________________________________________________________________________________

         Please Print or Type Name and Address including Postal Zip Code of
Assignee: ______________________________________________________________________
________________________________________________________________________________

         the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _______________________________________________________
________________________________________________________________________________

         to transfer said Note on the books of the Company, with full power of substitution in the premises.

         Dated:
                 ---------------------------

         Signature Guaranteed

-------------------------------------
NOTICE:  Signature must be guaranteed   NOTICE: The signature to this assignment
by a member firm of the New York Stock must correspond with the name as written Exchange or a commercial bank or trust upon the face of the within Note in
company.                                every particular, without alteration or
                                        enlargement or any change whatever.

         [THE FOLLOWING PROVISION TO BE INCLUDED ON ALL RESTRICTED CERTIFICATED NOTES ONLY.]

         In connection with any transfer of this Note occurring prior to the Resale Restriction Termination Date, the undersigned Holder confirms that without utilizing any general solicitation or general advertising that:

                                   [Check one]

[ ]      (a)     Such Note is being transferred by the undersigned Holder to
                 Fiserv, Inc.
                                       or

[ ]      (b)     Such Note is being transferred by the undersigned Holder
                 pursuant to an effective registration statement under the U.S.
                 Securities Act of 1933.

                                       or

[ ]      (c)     Such Note is being transferred by the undersigned Holder to a person reasonably believed to be a "qualified institutional buyer," as defined in Rule 144A under the U.S. Securities Act of 1933, for its own account or for the account of another qualified institutional buyer, pursuant to the exemption from registration under the U.S. Securities Act of 1933 provided by Rule 144A thereunder, and to whom notice is given that the transfer is being made in reliance upon Rule 144A.

                                       or

[ ]      (d)     Such Note is being transferred by the undersigned Holder to a person reasonably believed not to be a U.S. person, as defined in Regulation S under the U.S. Securities Act of 1933, in an "offshore transaction," as defined in Regulation S under the U.S. Securities Act of 1933, pursuant to the exemption from, or in a transaction not subject to, registration under the U.S.
                 Securities Act of 1933.

                                       or

[ ]      (e)     Such Note is being transferred by the undersigned Holder in a minimum aggregate principal amount of $100,000 to an institutional investor reasonably believed to be an "accredited investor," as defined in Rule 501(a)(1), 2), (3), (7) or (8) under the U.S. Securities Act of 1933, for its own account or as a fiduciary or agent for others (each of which is also such an institutional accredited investor), for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the U.S. Securities Act of 1933.

                                       or

[ ]      (f)     Such Note is being transferred pursuant to any other available exemption from the registration requirements of the U.S.
                 Securities Act of 1933 (including Rule 144 under the Securities
                 Act).

         If any transfer of this Note is proposed to be made pursuant to clause
(d), (e) or (f) above prior to the Resale Restriction Termination Date, the Company and the Trustee reserve the right to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to them.

                                                                      Schedule 1

               SCHEDULE OF CHANGES IN OUTSTANDING PRINCIPAL AMOUNT

         This is a Global Note within the meaning of the Indenture. The following notations in respect of changes in the outstanding principal amount of this Global Note have been made:

          INITIAL PRINCIPAL     CHANGE IN OUTSTANDING      NEW         NOTATION
DATE      AMOUNT                PRINCIPAL AMOUNT           BALANCE     MADE BY
-------   -------------------   ------------------------   ---------   ---------

                                      A-13